Other Investments	12 Months Ended
Dec. 31, 2015
Investments, All Other Investments [Abstract]
Other investments
Other Investments
Other investments comprised the following at December 31, 2015 and 2014. See Note 2(c), "Significant Accounting Policies - Total Investments - Other Investments," for a description of our accounting policy for these assets:

Year ended December 31, (U.S. dollars in thousands)	2015	2014
Hedge Funds:
Arbitrage	$205,117	$179,821
Directional	276,277	336,082
Event Driven	5,427	56,238
Multi-Style	57,249	68,706
Total hedge funds	$544,070	$640,847
Private investment funds	244,576	129,243
Overseas deposits	479,187	92,223
Structured transactions	138,608	350,563
Other	26,616	35,563
Total other investments	$1,433,057	$1,248,439

(a) Hedge Funds and Private Investment Funds
At December 31, 2015 and 2014, the hedge fund portfolio, accounted for as other investments, employed four strategies.
In general, the funds in which the Company is invested require at least 30 days notice of redemption, and may be redeemed on a monthly, quarterly, semi-annual, annual or longer basis, depending on the fund.
Certain hedge funds have a lock-up period and/or may also have the ability to impose a redemption gate. A lock-up period refers to the initial amount of time an investor is contractually required to remain invested before having the ability to redeem. Typically, the imposition of a gate delays a portion of the requested redemption, with the remaining portion settled in cash shortly after the redemption date.
The fair value of the Company’s holdings in hedge funds that may be subject to lockups and/or that have gate provisions in their governing documents at December 31, 2015 and 2014 was $399.6 million and $425.7 million, respectively. The Company did not have any holdings in funds where a gate was imposed at December 31, 2015 or 2014.
Certain hedge funds may be allowed to invest a portion of their assets in illiquid securities, such as private equity or private debt. In such cases, a common mechanism used is a side-pocket, whereby the illiquid security is assigned to a separate memorandum capital account or other designated account. Typically, the investor loses its redemption rights in the designated account. Only when the illiquid securities in the side-pocket are sold, or otherwise deemed liquid by the fund, may investors redeem that portion of their interest that has been "side-pocketed". At December 31, 2015 and 2014, the fair value of hedge funds held in side-pockets was $26.0 million and $24.5 million, respectively. The underlying assets within these positions are generally expected to be liquidated over a period of approximately two to four years.
The following represents an analysis of the net realized gains for the indicated years ended December 31, and the net unrealized gains as of December 31, on the Company’s hedge funds and private investment funds:

Year ended December 31, (U.S. dollars in thousands)	Net Unrealized Gains (Losses)		Net Realized Gains (Losses)
	2015	2014	2015	2014	2013
Hedge funds	$188,698	$188,674	$12,769	$6,685	$30,858
Private investment funds	38,340	42,604	9,342	13,275	4,331
Total	$227,038	$231,278	$22,111	$19,960	$35,189

(b) Overseas Deposits
Overseas deposits include investments in private funds related to Lloyd’s syndicates in which the underlying instruments are primarily government and government-related/supported and corporate fixed income securities. The funds themselves do not trade on an exchange and therefore are not included within available for sale securities. Also included in overseas deposits are restricted cash and cash equivalent balances held by Lloyd’s syndicates for solvency purposes. Given the restricted nature of these cash balances, they are not included within the cash and cash equivalents category in the balance sheets.
(c) Structured Transactions
National Indemnity Endorsement
On June 9, 2009, XL Specialty Insurance Company ("XL Specialty"), a wholly-owned subsidiary of the Company, entered into an agreement with National Indemnity Company, an insurance company subsidiary of Berkshire Hathaway Inc. ("National Indemnity"). Under the agreement, and a related reinsurance agreement, National Indemnity agreed to issue endorsements to certain directors and officers liability insurance policies known as "Side A" coverage policies underwritten by XL Specialty (the "Facility") during an eighteen month period that ended in December 31, 2011.
In connection with the Facility, XLIB purchased a payment obligation (the "Obligation") in an aggregate principal amount of $150.0 million from National Indemnity. The outstanding Obligation was recorded in other investments at an estimated fair value of $128.1 million, pays a coupon of 3.5%, and is being accreted to $150.0 million over the 11.5 years term of the payment obligation. The difference between the estimated fair value of the Obligation and the cost of that Obligation at the time of the transaction was approximately $21.9 million and was recorded in Other Assets. This difference, together with fees of $2.5 million, was amortized in relation to the earning of the underlying policies written.
Other Structured Transactions
On July 17, 2009, XLIB purchased notes with an aggregate face amount of $155.0 million. The carrying value of these notes at December 31, 2014 was $136.0 million. On October 29, 2014, XLIB, a wholly-owned subsidiary of the Company, purchased notes with an aggregate face amount of $81.9 million. The carrying value of these notes at December 31, 2014 was $77.8 million. The issuer of both series of notes is a structured credit vehicle that holds corporate debt and preferred equity securities, including some securities issued by European financial institutions, as well as project finance debt securities, among other assets. During the years ended December 31, 2015 and 2014, the Company recorded losses of $8.6 million and $12.5 million, respectively, due to other than temporary declines in value of these investments. During the fourth quarter of 2015, XLIB entered into transactions whereby it acquired the underlying corporate debt and preferred equity securities in return for the cancellation of the notes. The newly acquired securities are included in our available for sale fixed maturities and equity securities portfolios. In connection with the cancellation of the notes, the Company recorded realized investment losses of $6.7 million.
These structured transactions were not required to be measured at fair value under GAAP and, accordingly, they have been excluded from the fair value measurement disclosures at December 31, 2014. See Note 4, "Fair Value Measurements," for details surrounding the estimated fair value of these investments.
See Note 17(b), "Commitments and Contingencies - Other Investments," for further information regarding commitments related to other investments.